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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 29, 1994


                      SPELLING ENTERTAINMENT GROUP INC.
- --------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          FLORIDA                           1-6739               59-0862100
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(STATE OR OTHER JURISDICTION             (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)                    FILE NO.)         IDENTIFICATION NO.)

5700 WILSHIRE BOULEVARD, LOS ANGELES, CA                              90036
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (213) 965-5700

                                NOT APPLICABLE
- --------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1:  CHANGE IN CONTROL OF REGISTRANT.

                 On September 29, 1994, Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), was merged (the "Merger") with and into Viacom Inc., a Delaware corporation ("Viacom"), pursuant to the Agreement and Plan of Merger dated as of January 7, 1994, as amended as of June 15, 1994 (the "Merger Agreement"). Immediately prior to consummation of the Merger, Blockbuster owned approximately 79% of the outstanding shares of common stock of Spelling Entertainment Group Inc., a Florida corporation (the "Registrant"). As a result of the Merger, as of September 29, 1994, Viacom owned approximately 79% of the outstanding shares of common stock of the Registrant. The Merger Agreement is attached as Exhibit 2.1 to the Registration Statement on Form S-4 (No. 33-55271) filed by Viacom with the Securities and Exchange Commission on August 29, 1994 and is incorporated by reference herein. The Merger Agreement was approved by each of Blockbuster's and Viacom's stockholders at Special Meetings held on September 29, 1994. Pursuant to the Merger Agreement, each share of common stock of Blockbuster (other than shares held by Viacom, Blockbuster and, if appraisal rights are available under the Delaware General Corporation Law, those holders who have demanded and perfected appraisal rights) has been cancelled and converted into the right to receive (i) 0.08 of a share of Class A Common Stock, par value $.01 per share, of Viacom, (ii)
0.60615 of a share of Class B Common Stock, par value $.01 per share, of Viacom ("Viacom Class B Common Stock") and (iii) up to an additional 0.13829 of a share of Viacom Class B Common Stock, with such number of shares depending on market prices of Viacom Class B Common Stock during the year following the effective time of the Merger, evidenced by one variable common right of Viacom.

                 A copy of the joint press release of Viacom and Blockbuster dated September 29, 1994 announcing consummation of the Merger is filed as
Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

                          (a)     Not applicable.

                          (b)     Not applicable.





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                          (c)     Exhibits.

         Exhibit
         Number                               Description

         99.1 Joint press release of Viacom Inc. and Blockbuster Entertainment Corporation, dated September 29, 1994.




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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPELLING ENTERTAINMENT GROUP INC.



                                  By:  /s/ Thomas P. Carson
                                       ------------------------------
                                       Name:   Thomas P. Carson
                                       Title:  Senior Vice President,
                                               Treasurer and Chief
                                                Financial Officer



Date:  September 29, 1994





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                                 EXHIBIT INDEX

                       SPELLING ENTERTAINMENT GROUP INC.

                           CURRENT REPORT ON FORM 8-K


         99.1 Joint press release of Viacom Inc. and Blockbuster Entertainment Corporation, dated September 29, 1994.





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